Exhibit 99.1

Investor Update – September 2005

Please note that the discussion today may contain forward looking statements that involve risks and uncertainties including those relating to the company’s ability to develop new markets, its fleet and growth plans, its low cost advantage vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.

These statements are subject to a number of risks that could cause actual results to vary materially from those presented today. These risks include, but are not limited to, general economic conditions, commodity prices, government regulation, and the competitive environment.

Additional information concerning factors that could cause actual results to vary from those in the forward looking statements are contained in AirTran Holdings Form 10-K for the year ended December 31, 2004.

AirTran Airways Today

Low-cost, low-fare airline serving 47 cities

One of the youngest all-Boeing fleets in the world

Fleet of 99 aircraft (83 717’s/16 737’s)

Six consecutive years of profitability

One of three consistently profitable airlines

Well positioned for growth

AirTran Continues Strong Cost Performance

Non Fuel Unit Costs

Cents per Mile

7.50 7.25 7.00 6.75 6.50 6.25 6.00

1999 2000 2001 2002 2003 2004 2Q

2005

*Excludes non-recurring special items.

While Legacy Costs Are Down – Gap Remains Large

Non Fuel Unit Costs at 628 miles

Cents per Mile

14.00 12.00 10.00 8.00 6.00 4.00 2.00 0.00

AAI LUV JBLU AWA UAIRQ AMR NWAC DAL

Source: Company Reports/DOT filings/Company estimates

What Creates AirTran’s Cost Advantage?

Productive workforce at all levels

Young, simplified fleet

Fuel efficient

Attractive ownership costs

Efficient use of facilities

Competition for heavy maintenance contracts

Low cost distribution

Over 70% of sales are directly with AirTran

New 737 Aircraft Will Continue To Drive Down Costs

Increases crew productivity

No additional staffing required, same rates as 717 crews

17% increase in seats

Transcontinental range increases productivity

Daily utilization now 12-13 hrs/day vs. 11 hrs/day on 717’s

Even better fuel economy than the 717 per seat

Order timing was at the bottom of the market

Negotiated maintenance agreements as part of purchase to ensure lowest combined ownership and maintenance

Low Costs + Great Product = Winning Combination

Assigned seating

Business class

Only airline with business class on every flight

Convenient distribution

Internet/Kiosks

No fee telephone reservations and airport sales

Travel agencies

XM Radio and oversized luggage bins

Friendly crewmembers

Low Costs Does Not Mean You Can’t Have Fun

Low Costs Help Keep Our Balance Sheet Strong

06/30/05 12/31/04 12/31/03

($MM)

Total Cash & Investments 376.8 342.3 348.5

Aircraft Deposits 96.3 69.8 50.0

Long Term Debt* 339.3 298.5 246.8

Stockholders’ Equity 342.1 334.0 302.2

Working Capital 150.4 197.2 229.0

* Average coupon 11% in 2001, 7% in 2005

Growth Opportunities Abound

AirTran Airways Route Network Summer 2001

Minneapolis

Boston Buffalo/Niagara Flint Chicago Toledo New York City Moline/Quad Pittsburgh Newark Akron/ Philadelphia Cities Bloomington/ Canton Normal Washington, D.C.

Dayton

Newport

Greensboro/ News/Williamsburg High Pt/Winston-Salem Raleigh/Durham

Memphis

Atlanta Myrtle Beach

Dallas/Ft. Worth

Savannah Ft. Walton Gulfport/Biloxi Beach Jacksonville Houston New Orleans Orlando Tampa

Grand Bahama Ft. Myers Miami Ft. Lauderdale

AirTran’s Diversification Strategies

Growth by Replacement—MetroJet

Dayton

Boston Rochester

Baltimore

Atlanta Charlotte Dallas

Orlando, Tampa, Ft. Lauderdale, Fort Myers, Freeport Sarasota

Growth by Development

Boston New York

Canton—Akron

Las Vegas

Atlanta

Ft. Lauderdale Fort Myers Orlando Tampa

AirTran Airways Route Network Has Evolved

Minneapolis

Boston Rochester Buffalo Milwaukee Flint Detroit Newark New York Chicago Moline Akron/Canton Pittsburgh Philadelphia Indianapolis San Francisco Bloomington Baltimore Dayton Washington Denver Kansas City Richmond Newport News Las Vegas Wichita Los Angeles

Raleigh-Durham Memphis Charlotte Myrtle Beach

Savannah Dallas

Pensacola Jacksonville Gulfport Houston New Orleans

Orlando Tampa

Freeport Sarasota West Palm Beach Ft. Myers Ft. Lauderdale Miami

Since September 2001: 18 new cities 71 new routes

AirTran Is Developing Good Growth Opportunities in 2005

Demand is building quickly and contributing towards growing city strength

Minneapolis

Boston Rochester Buffalo Milwaukee Flint Detroit Newark New York Chicago Moline Akron/Canton Pittsburgh

Indianapolis Philadelphia

San Francisco Bloomington Baltimore Dayton Washington Denver

Kansas City Richmond Newport News Las Vegas Wichita Los Angeles

Raleigh-Durham

Memphis Charlotte

Myrtle Beach

Savannah Dallas

Pensacola Jacksonville Gulfport Houston New Orleans

Orlando

Tampa

Sarasota Freeport

West Palm Beach Ft. Myers Ft. Lauderdale Miami Ft. Myers

Cancun

Cities >5 destinations Jan01 2 Jan02 3 Jan03 4 Jan04 8 Jan05 9 Dec05 14

737 Aircraft Will Create New Opportunities

Seattle

Minneapolis San Francisco Denver Chicago

Baltimore Los Angeles Las Vegas Wichita

ATLANTA

Dallas

Orlando

San Juan Cancun

717-200 / BR715

737-700 / CFM56

737 Will Become Primary Growth Vehicle

Fleet highlights

717’s are very reliable

–Long term maintenance contracts will prolong cost effectiveness despite the end of the program

737 contract gives flexibility

Options

Ability to upsize to 800’s

Fleet expansion plan

Annual ASMs (millions)

30,000 25,000 20,000 15,000 10,000 5,000 0

73

87

106

127

144

162 Aircraft

Options

Boeing 737

Boeing 717

2003 2004 2005 2006 2007 2008

ASM Growth YoY 21% 30% 20-30% 15-25% 10-25%

Note: Fleet size is as of year-end

Restructuring Brings Needed Capacity Reductions

Capacity Change Since 3Q 2001

% Change in ASMs

United

US Airways

Delta

0.0% -5.0% -10.0% -15.0% -20.0% -25.0%

???

Source: Based on schedule data 3Q 2001 vs. 3Q 2005

Delta Capacity Already Exiting AirTran Markets

Yr/Yr December Capacity Changes

% Change in ASMs

Delta Total

Delta In AirTran Markets

0.0% -5.0% -10.0% -15.0% -20.0%

Dec/Aug Capacity Changes

% Change in ASMs

Delta Total

Delta In AirTran Markets

0.0% -5.0% -10.0% -15.0% -20.0%

Capacity Cuts Driving Improved Revenue Environment

Yr/Yr Change in AirTran’s Unit Revenue

12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% -2.0%

> +10%

Q105 May-05 Jun-05 Q3-05

*Excludes non-recurring special items.

Industry Shakeout Is In Progress

Nearly 50% of industry capacity is in bankruptcy

- **AirTran's major competitors likely to cut more capacity**
- **Delta beginning to cut capacity in AirTran markets**
  - December capacity down 15% from Aug05
  - More capacity reductions likely
    - Four fleet retirements expected by the end of 2006
    - Downsizing of domestic operation expected
- **US Airways capacity already down 20% since Q3 2001**
  - 40 additional planes are expected to be removed
- **Independence Air cutting capacity and raising fares**
- **Record high fuel prices will accelerate the shakeout**

21

AirTran AIRWAYS

Summary

Industry shakeout is occurring

Delta beginning to restructure

Independence Air is shrinking and increasing fares

America West/US Airways is a positive for AirTran

AirTran is well positioned to capitalize on opportunities

Aircraft on order at low ownership costs

Small aircraft with very low costs and going lower

Financial strength and the flexibility to respond quickly

AirTran revenues remain strong

Unit revenues have been steadily improving since May

Expect double digit unit revenue improvement in Q3 2005